Exhibit 10.182

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

TWELFTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Twelfth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Twelfth Amendment”) is made and entered into as of this 5th day of November, 2010 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** transponders on Galaxy 18; *** transponders on Horizons 1; *** Transponder on Galaxy 13; and *** Transponder Segment from Horizons 1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to increase *** Transponder Capacity by *** Transponder Segment on Galaxy 13 and *** to *** Transponder on the Galaxy 18 satellite

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, on a full time basis twenty-four (24) hours a day, seven (7) days a week), in outerspace, for the Capacity Term (as defined here), the Customer’s Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B.  For purposes of this Agreement, the “Customer’s Transponder Capacity” or “Customer’s Transponders” shall consist of (a) *** transponders (collectively, the “*** Transponders’ and individually, the “*** Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “Galaxy 18,” located in geostationary orbit at 123 degrees West Longitude, (b) *** transponders from the *** payload of that certain satellite referred to by Intelsat as “Horizons 1” at 127 degrees West Longitude (“*** Transponder”); (c) *** Transponder Capacity from that certain U.S. domestic satellite referred to by Intelsat as “Horizons 1,” located in geostationary orbit at 127 degrees West Longitude (the “Horizons 1 Transponder Segment”); (d) *** transponders from the *** payload of that certain satellite referred to by Intelsat as “Galaxy 13” at 127 degrees West Longitude (the “Galaxy 13 *** Transponder”); (e) *** Transponder (as defined below) from Galaxy 18 (the “Galaxy 18 *** Transponder”)  meeting the Performance Specifications set forth in the attached Appendix B-1; and (f) *** Transponder Segment on Galaxy 13 meeting the Performance Specifications set forth in the attached Appendix B-2 (the “*** Galaxy 13 Transponder Segment”)which shall *** to a *** Transponder on Galaxy 18, meeting the Performance Specifications set forth in the attached Appendix B-3, pursuant to the terms set forth below .

For purposes of this Twelfth Amendment, “***” means Intelsat *** Customer *** as a result of *** transponder *** or ***.

For the purposes of this Twelfth Amendment, a *** Transponder is a transponder that will be *** the Protected Parties of *** Transponders with respect to the performance of their *** Transponders.  *** Transponders shall be *** the *** Transponders (or such ***) executed transponder purchase, lease, or use agreement for such *** Transponders.

The transponders on the Satellite and the beams in which these transponders are grouped are referred to as “Transponder(s)” and the “Beam(s),” respectively.  Galaxy 18, Galaxy 13 or Horizons 1 or such other satellite as to which Customer may at the time be using capacity hereunder, as applied in context herein, is referred to as the “Satellite.”  Intelsat shall not preempt or interrupt the provision of the Customer’s Transponder Capacity to Customer, except as specifically permitted under this Agreement.

3.	Capacity Term. The Capacity Term for the Galaxy 18 *** Transponder and the *** Galaxy 13 Transponder Segment shall commence on *** and continue until ***.

4.
Monthly Fee.  The Monthly Fee for the Galaxy 18 *** Transponder shall be US$*** and the Monthly Fee for the *** Galaxy 13 Transponder Segment shall be US$*** per month, each exclusive of *** Protection Fee.

5.
*** of *** Galaxy 13 Transponder Segment.  Intelsat shall *** Customer’s service on the *** Galaxy 13 Transponder Segment to *** transponder on the Galaxy 18 satellite located at 123 degrees East Longitude once such transponder becomes available (the “*** Capacity”) meeting the Performance Specifications provided upon notice that the *** Capacity is available.  Intelsat shall provide Customer with thirty (30) days advance written notice of availability of the *** Capacity.  Once Customer moves to the *** Capacity, Customer shall have no further rights to use and no obligation to pay for the Galaxy 13 *** Transponder Segment and the Capacity Term for the *** Capacity shall be as identified in Section 3 above.

6.
Option to Extend.  Customer shall have the option to extend the Capacity Term for the Galaxy 18 *** Transponder and the *** Galaxy 13 Transponder Segment or *** Capacity, if so *** during the Capacity Term for *** period to *** by providing Intelsat with ninety (90) days advance written notice prior to the expiration of the Capacity Term.

7.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Twelfth Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                           GCI COMMUNICATION CORP.

By:         /s/Patricia Casey_______________                                                                           By:  /s/ Jimmy R. Sipes
Name:    __Patricia Casey_______________                                                                           Name:  Jimmy R. Sipes
Title:	Senior VP and Deputy General Counsel	Title: VP Network Services & Chief
Engineer